Exhibit 10.1

TOYZAP.COM, INC.

(TO BE RENAMED “CALPIAN, INC.”)

SUBSCRIPTION AGREEMENT

Series A Convertible Preferred Stock at $100.00 per Share

1. Subscription:

(a) The undersigned (individually and/or collectively, the “Participant”) hereby applies to purchase shares of restricted Series A Convertible Preferred Stock (the “Shares” or the “Preferred Stock”) of Toyzap.com, Inc., a Texas corporation (to be renamed “Calpian, Inc.”) (the “Company”), in accordance with the terms and conditions of (1) this Subscription Agreement (the “Subscription”), which is attached as Exhibit A to the Company’s Confidential Private Placement Memorandum, “), dated May 4, 2010 (the “Memorandum”); (2) the Company’s Certificate of Formation (the “Certificate”), which is attached to the Memorandum as Exhibit B; and (3) the Certificate of Designation (“Certificate of Designation”), which is attached to the Memorandum as Exhibit C.

(b) Before this Subscription is considered, the Participant must complete, execute and deliver to the Company’s placement agent, Chadbourn Securities, Inc. (the “Placement Agent”) the following:

(i) This Subscription;

(ii) The Certificate of Accredited Investor Status, attached hereto as Exhibit D; and

(iii) The Participant’s check in the amount of $             in exchange for              Shares purchased, or wire transfer sent according to the Placement Agent’s instructions:

(c) This Subscription is irrevocable by the Participant.

(d) This Subscription is not transferable or assignable by the Participant.

(e) This Subscription may be rejected in whole or in part by the Company in its sole discretion prior to the Closing Date (as defined in Section 1(g) hereof), regardless of whether Participant’s funds have theretofore been deposited by the Company). Participant’s execution and delivery of this Subscription will not constitute an agreement between the undersigned and the Company until this Agreement has been accepted and executed by the Company. In the event this Subscription is rejected by the Company, all funds and documents tendered by the Participant shall be returned and the parties’ obligations hereunder, shall terminate.

(f) The Company’s Placement Agent, and/or other advisors, placement agents, broker dealers and/or finders, will be paid commissions, fees and other consideration by the Company equal to: (i) Eight Percent (8%) of Participant’s investment amount with respect to investments originated by the Placement Agent in this Offering, (ii) and a warrant to purchase shares of Common Stock of the Company equal to Ten Percent (10%) of the total Shares of Preferred Stock purchased by Participants introduced by Placement Agent, at an exercise price equal to $1.00 per share (as adjusted to reflect the Proposed Split, defined below) with respect to investments originated by the Placement Agent in this Offering, and (iii) a 2% of Participant’s investment amount as an unallocated expense fee. It is also currently contemplated that the Company will effectuate a forward split of its outstanding common stock in the form of a stock dividend of one (1) share of Company Common Stock for every one (1) share of Company Common Stock outstanding (the “Proposed Split”). Although the number of shares of Series A Convertible Preferred Stock (and the per share purchase price) will not change upon consummation of the Proposed Split, the conversion ratio will change. Accordingly, if Participant purchases shares of Series A Convertible Preferred Stock prior to effectiveness of the Proposed Split, each such share that Participant purchases will initially be convertible into 50 shares of Common Stock and, if and when the Proposed Split is consummated, will then automatically be convertible into 100 shares of Common Stock.

Subscription Agreement
Participant’s Initials	1	Toyzap.com, Inc.

(g) This Offering, as defined in the Memorandum, is scheduled to close no later than July 30, 2010 at 5:00 P.M. Pacific Standard Time (the “Closing Date”), provided, however, that the Company, at its sole election, may extend this offering up to an additional ninety days. The target offering is for up to 40,000 shares of Series A Convertible Preferred Stock (subject to an additional over-allotment of 10,000 additional shares of Series A Convertible Preferred Stock), but this offering has no prescribed minimum amount and the Company may accept lessor amounts from investors or have multiple closings of this Offering.

(h) Participant hereby agrees not to, and will cause its affiliates not to, enter into any “put equivalent position” as such term is defined in Rule 16a-1 under the Securities Exchange Act of 1934, as amended, or short sale position with respect to the Series A Convertible Preferred Stock.

2. Representations by Participant. In consideration of the Company’s acceptance of the Subscription, Participant makes the following representations and warranties to the Company and to its principals, jointly and severally, which warranties and representations shall survive any acceptance of the Subscription by the Company:

(a) Prior to the time of purchase of any Shares, Participant received a copy of the Memorandum, the Certificate of Formation, and the Certificate of Designation. Participant has reviewed the Memorandum, the Certificate of Formation, and the Certificate of Designation, and Participant has had the opportunity to ask questions and receive any additional information from persons acting on behalf of the Company to verify Participant’s understanding of the terms thereof and of the Company’s business and status thereof. Participant acknowledges that no officer, director, broker-dealer, placement agent, finder or other person affiliated with the Company has given Participant any information or made any representations, oral or written, other than as provided in the Memorandum, the Certificate of Formation, and the Certificate of Designation, on which Participant has relied upon in deciding to invest in the Shares, including without limitation, any information with respect to future acquisitions, mergers or operations of the Company or the economic returns which may accrue as a result of the purchase of the Shares.

(b) Participant acknowledges that Participant has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the Shares.

Subscription Agreement
Participant’s Initials	2	Toyzap.com, Inc.

(c) The Shares are being purchased for Participant’s own account for long-term investment and not with a view to immediately re-sell the Shares. No other person or entity will have any direct or indirect beneficial interest in, or right to, the Shares.

(d) Participant acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or qualified under the California Securities Law, or any other applicable blue sky laws, in reliance, in part, on Participant’s representations, warranties and agreements made herein.

(e) Other than the rights specifically set forth in this Subscription, the Certificate of Formation, and the Certificate of Designation, Participant represents, warrants and agrees that the Company and the officers of the Company (the “Company’s Officers”) are under no obligation to register or qualify the Shares under the Securities Act or under any state securities law, or to assist the undersigned in complying with any exemption from registration and qualification.

(f) Participant represents that Participant meets the criteria for participation because: (i) Participant has a pre-existing personal or business relationship with the Company or one or more of its partners, officers, directors or controlling persons; or (ii) by reason of Participant’s business or financial experience, or by reason of the business or financial experience of its financial advisors who are unaffiliated with, and are not compensated, directly or indirectly, by the Company or any affiliate or selling agent of the Company, Participant is capable of evaluating the risk and merits of an investment in the Shares and of protecting its own interests;

(g) Participant represents that Participant is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act and Participant has executed the Certificate of Accredited Investor Status, attached hereto as Exhibit D.

(h) Participant understands that the Shares are illiquid, and until registered with the Securities Exchange Commission, or an exemption from registration becomes available, cannot be readily sold as there will not be a public market for them, and that Participant may not be able to sell or dispose of the Shares, or to utilize the Shares as collateral for a loan. Participant must not purchase the Shares unless Participant has liquid assets sufficient to assure Participant that such purchase will cause it no undue financial difficulties, and that Participant can still provide for current and possible personal contingencies, and that the commitment herein for the Shares, combined with other investments of Participant, is reasonable in relation to its net worth.

(i) Participant understands that the right to transfer the Shares will be restricted unless the transfer is not in violation of the Securities Act, the California Securities Law, and any other applicable state securities laws (including investment suitability standards), that the Company will not consent to a transfer of the Shares unless the transferee represents that such transferee meets the financial suitability standards required of an initial participant, and that the Company has the right, in its absolute discretion, to refuse to consent to such transfer.

(j) Participant has been advised to consult with its own attorney or attorneys regarding all legal matters concerning an investment in the Company and the tax consequences of purchasing the Shares, and have done so, to the extent Participant considers necessary.

(k) Participant acknowledges that the tax consequences of investing in the Company will depend on particular circumstances, and neither the Company, the Company’s officers, any other investors, nor the partners, shareholders, members, managers, agents, officers, directors, employees, affiliates or consultants of any of them, will be responsible or liable for the tax consequences to Participant of an investment in the Company. Participant will look solely to and rely upon its own advisers with respect to the tax consequences of this investment

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Participant’s Initials	3	Toyzap.com, Inc.

(l) All information which Participant has provided to the Company concerning Participant, its financial position and its knowledge of financial and business matters, and any information found in the Certificate of Accredited Investor Status, is truthful, accurate, correct, and complete as of the date set forth herein.

(l) Each certificate or instrument representing securities issuable pursuant to this Agreement will be endorsed with the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES WHICH IS REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

3. Representations and Warranties by the Company. The Company represents and warrants that:

(a) Due Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company.

(b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

(c) Authority; Enforceability. This Subscription, the Certificate of Formation, and the Certificate of Designation delivered together with this Subscription or in connection herewith have been duly authorized, executed, and delivered by the Company and are valid and binding agreements, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Subscription, the Certificate of Formation, and the Certificate of Designation and to perform its obligations hereunder and under all other agreements entered into by the Company relating hereto.

(d) No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares.

Subscription Agreement
Participant’s Initials	4	Toyzap.com, Inc.

4. Agreement to Indemnify Company. Participant hereby agrees to indemnify and hold harmless the Company, its principals, the Company’s officers, directors attorneys, and agents, from any and all damages, costs and expenses (including actual attorneys’ fees) which they may incur: (i) by reason of Participant’s failure to fulfill any of the terms and conditions of this Subscription; (ii) by reason of Participant’s breach of any of representations, warranties or agreements contained herein (including the Certificate of Accredited Investor Status); or (iii) with respect to any and all claims made by or involving any person, other than Participant personally, claiming any interest, right, title, power, or authority in respect to the Shares. Participant further agrees and acknowledges that these indemnifications shall survive any sale or transfer, or attempted sale or transfer, of any portion of the Shares.

5. Subscription Binding on Heirs, etc. This Subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors and assigns of the Participant. If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the representations and warranties shall be deemed to be made by and be binding on each such person and his or her heirs, executors, administrators, successors, and assigns.

6. Execution Authorized. If this Subscription is executed on behalf of a corporation, partnership, trust or other entity, the undersigned has been duly authorized and empowered to legally represent such entity and to execute this Subscription and all other instruments in connection with the Shares and the signature of the person is binding upon such entity.

7. Adoption of Terms and Provisions. The Participant hereby adopts, accepts and agrees to be bound by all the terms and provisions hereof.

8. Governing Law. This Subscription shall be construed in accordance with the laws of the State of California.

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Participant’s Initials	5	Toyzap.com, Inc.

9. Investor Information: (This must be consistent with the form of ownership selected below and the information provided in the Certificate of Accredited Investor Status (Exhibit A, included herewith.)

Name (please print):

If entity named above,	By:

Its:

Social Security or Taxpayer I.D. Number:

Business Address (including zip code):

Business Phone:

Residence Address (including zip code):

Email Address:

Residence Phone:

All communications to be sent to:

Business or Residence Address Email

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Participant’s Initials	6	Toyzap.com, Inc.

Please indicate below the form in which you will hold title to your interest in the Shares. PLEASE CONSIDER CAREFULLY. ONCE YOUR SUBSCRIPTION IS ACCEPTED, A CHANGE IN THE FORM OF TITLE CONSTITUTES A TRANSFER OF THE INTEREST IN THE SHARES AND MAY THEREFORE BE RESTRICTED BY THE TERMS OF THIS SUBSCRIPTION, AND MAY RESULT IN ADDITIONAL COSTS TO YOU. Participants should seek the advice of their attorneys in deciding in which of the forms they should take ownership of the interest in the Shares, because different forms of ownership can have varying gift tax, estate tax, income tax, and other consequences, depending on the state of the investor’s domicile and his or her particular personal circumstances.

             INDIVIDUAL OWNERSHIP (one signature required)

             JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON (both or all parties must sign)

             COMMUNITY PROPERTY (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest held in both names)

             TENANTS IN COMMON (both or all parties must sign)

             GENERAL PARTNERSHIP (fill out all documents in the name of the PARTNERSHIP, by a PARTNER authorized to sign)

             LIMITED PARTNERSHIP (fill out all documents in the name of the LIMITED PARTNERSHIP, by a GENERAL PARTNER authorized to sign)

             LIMITED LIABILITY COMPANY (fill out all documents in the name of the LIMITED LIABILITY COMPANY, by a member authorized to sign)

             CORPORATION (fill out all documents in the name of the CORPORATION, by the President or other officer authorized to sign)

             TRUST (fill out all documents in the name of the TRUST, by the Trustee, and include a copy of the instrument creating the trust and any other documents necessary to show the investment by the Trustee is authorized. The date of the trust must appear on the Notarial where indicated.)

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Participant’s Initials	7	Toyzap.com, Inc.

Subject to acceptance by the Company, the undersigned has completed this Subscription Agreement to evidence his/her subscription for participation in the Shares of the Company, this              day of             , 2010.

PARTICIPANT

(Signature

By:
Its:

The Company has accepted this subscription this              day of

“COMPANY”
TOYZAP.COM, INC., a Texas corporation

By:
Harold Montgomery
Chief Executive Officer

Address for notice:

Toyzap.com, Inc. c/o Colorado Financial Service Corporation
20400 Stevens Creek Blvd., Suite 700
Cupertino, CA 95104

Attn: Corporate Counsel

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Participant’s Initials	8	Toyzap.com, Inc.

Exhibit D

CERTIFICATE OF ACCREDITED INVESTOR STATUS

Except as may be indicated by the undersigned below, the undersigned is an “accredited investor,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The undersigned has initialed the box below indicating the basis on which he is representing his status as an “accredited investor”:

             a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

             a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

             an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

             a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of this purchase exceeds $1,000,000 (excluding the value of the undersigned’s primary residence);

             a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

             a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment;

             an entity in which all of the equity holders are “accredited investors” by virtue of their meeting one or more of the above standards; or

             an individual who is a director or executive officer of Toyzap.com, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Accredited Investor Status effective as of                     , 2010.

Name of Participant

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Participant’s Initials	1	Toyzap.com, Inc.